ING Life Insurance and Annuity Company and its Variable Annuity Account B

PROSPECTUS SUPPLEMENT

Dated December 5, 2005

to the Prospectus

Dated April 29, 2005,

as Previously Supplemented

for

Deferred Variable Annuity Contracts

issued by

ING Life Insurance and Annuity Company

(“ING Variable Annuity”)

The information in this supplement updates and amends certain information concerning investment options contained in the above referenced prospectus, dated April 29, 2005, as supplemented. Please read this supplement carefully and keep it with your prospectus for future reference.

ING VP MagnaCap Portfolio

Effective December 5, 2005, the ING VP MagnaCap Portfolio (Class S) will merge with and into the ING VP Value Opportunity Portfolio (Class S). In conjunction with the merger, your Contract Value currently in the ING VP MagnaCap Portfolio will be reallocated to the ING VP Value Opportunity Portfolio. The ING VP MagnaCap Portfolio and the ING Value Opportunity Portfolio are not available for new premiums or reallocations from other investment options.

Unless you provide us with alternative allocation instructions, all future allocations directed to the ING VP MagnaCap Portfolio (Class S) will be automatically allocated to the ING VP Value Opportunity Portfolio (Class S). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271, 1-800-366-0066. See also the “Transfers Among Your Investments” section of your prospectus for further information about making fund allocation changes.

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